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                                  EXHIBIT 32.2
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report of Avondale Incorporated (the "Company") on Form 10-K for the fiscal year ended August 29, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack R. Altherr, Jr, Vice Chairman and Chief Financial Officer of the Company, hereby certify that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2003                             /s/ JACK R. ALTHERR, JR.
                                                    ------------------------
                                                        Jack R. Altherr, Jr.
                                                        Vice Chairman and Chief
                                                        Financial Officer